The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any states, and the sale, transfer or other disposition of such securities are subject to the restrictions on transfer as set forth in such laws and in Section 12 of this Warrant, and the Membership Interest issuable on the exercise of this Warrant is subject to the restrictions set forth in such laws.

Warrant No.  2                                   Right to Purchase 5,876
                                                 shares of Membership
                                                 Interest in FiveCom LLC

                                     WARRANT

                       To Purchase Membership Interest in

                                   FIVECOM LLC

         FIVECOM LLC, a Massachusetts limited liability company (the "Company"), hereby certifies that, for value received, Central Maine Power Company, or registered assigns ("Holder"), is entitled to purchase from the Company Five Thousand Eight Hundred Seventy-Six (5,876) shares of Membership Interest of the Company (the "Shares"), at the purchase price per share (the "Exercise Price") of $.01. The number and character of such Shares and the Exercise Price are subject to adjustment as provided herein.

         This Warrant is the warrant evidencing the right to purchase Shares issued pursuant to the terms of a Construction Loan Agreement between the Company and Holder, dated of even date herewith (the "Construction Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Company's Amended and Restated Operating Agreement, dated May 23, 1996, as amended to date (the "Operating Agreement").


         1.       Exercise of Warrant.

         1.1 This Warrant may be exercised by the holder hereof, starting on the earlier to occur of (a) the date of the second draw under the Construction Loan Agreement (counting the draw made on the date hereof as the first, or (b) February 1, 1998 and ending on the date specified in Section 1.2, by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check in immediately available funds payable to the order of the

Company, in the amount obtained by multiplying the number of Shares called for on the face of this Warrant by the Exercise Price; provided, however, so long as the Shares remain unregistered under the Securities Act of 1933, as amended, or any successor statute having similar effect, (the "Act"), the Company shall not be obligated to issue any Shares pursuant to this Section 1.1 in the name of any person other than the person to whom this Warrant was originally issued unless and until the new holder has furnished to the Company representations satisfactory to the Company that the holder is acquiring such Shares for investment purposes in compliance with applicable securities laws.

         This Warrant may be exercised only in full; no partial exercise is allowed.

         1.2 This Warrant shall expire and be of no further force and effect if it is not exercised at or before the latest to occur of (a) the closing of the sale of Economic Interests (as defined in the Operating Agreement) in a public offering pursuant to an effective registration statement under the Act, provided that (i) the Company shall have given the holder at least thirty (30) days' prior written notice of such closing, and (ii) the holder shall not have first given notice to the Company of exercise of its "put" option rights under Section 13, (b) thirty (30) days after the date of any notice to the holder of such public offering, or (c) the fifth (5th) anniversary of the date this Warrant is issued; provided that if both (1) no draw is made under the Construction Loan Agreement after the draw made on the date hereof, and (2) the Loan made under the Construction Loan Agreement has been repaid in full before January 31, 1998, then this Warrant shall expire on January 31, 1998.

         2.       Delivery of Shares on Exercise.

         2.1 As soon as practicable after the exercise of this Warrant and in any event within thirty (30) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, evidence that the holder has been admitted as a Member to the Company and an acknowledgment of the Shares purchased pursuant to this Warrant, and shall cause the Operating Agreement to be amended to admit the holder as a Member of the Company; provided, however, so long as the Shares remain unregistered under the Act, the Company shall not be obligated to issue any evidence of Shares pursuant to this Section 2 in the name of any person other than the person to whom originally issued unless and until such person has furnished to the Company representations satisfactory to the Company that such person is acquiring such interest for investment purposes in compliance with applicable securities laws.

         3. Covenants as to Shares.

         The Company covenants and agrees that

                  a. Validly issued. All Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, and free from all taxes, liens and charges with respect to the issue thereof, and

                  b. One class of Membership Interest. The Membership Interest to be issued upon exercise hereof shall be of the same class as all other Membership Interests in the Company, and otherwise identical to all other Membership Interests except as to (a) the percentage of ownership and voting rights attached thereto, (b) the amount of the capital account related to any particular shares of Membership Interest, and (c) the rights applicable as a result of the operation of
         Section 17 hereof ("Survival").

         4.       No Dilution or Impairment; Adjustments for Distributions.

         4.1 Dilution Protection: The Holder shall be protected from dilution as follows (this Section not being the exclusive protection from dilution in this Warrant). The number of Shares issuable on exercise of this Warrant shall be multiplied by a fraction, the numerator of which is $90.69, and the denominator of which is the Reference Price (as defined below) in effect at the time of exercise.

                  (a) Special Definitions. For purposes of this Section 4.1, the following definitions shall apply:

                  (i) "Option" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Membership Interests or Economic Interests or Convertible Securities.

                  (ii) "Original Issue Date" shall mean the date on which this Warrant was first issued -- October 7, 1997.

                  (iii) "Convertible Securities" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Membership Interests or Economic Interests.

                  (iv) "Additional Shares of Economic Interest" shall mean all shares of Membership Interests or Economic Interests issued (or, pursuant to Subsection 4.1(c) below, deemed to be issued) by the Company after the Original Issue Date, other than shares of Membership Interests or Economic Interests issued or issuable:

                           (A)      upon conversion of any Convertible
                                    Securities of the Company outstanding from time to time, which Securities, upon issuance, are deemed Additional Shares of Economic Interest pursuant to subsection (c) below;

                           (B) by reason of a dividend, split, split-up or other distribution on shares of Membership Interests or Economic Interests that is covered by Sections 4.2, 5 or 6 below;

                           (C) to employees or directors of, or consultants to, the Company pursuant to a plan adopted by the Members of the Company; or

                           (D) upon exercise of options or warrants when an equal number of shares of Membership Interests or Economic Interests are transferred to the Company by holders of previously outstanding shares of Membership Interests or Economic Interests, so that net result of exercising is no net increase in the number of outstanding shares of Membership Interests or Economic Interests.

                  (v) The "Reference Price" shall initially be $90.69. Such initial Reference Price shall be subject to adjustment as provided below.

                  (b) No Adjustment of Reference Price. No adjustment in the number of shares of Membership Interests or Economic Interests into which this Warrant may be exercised shall be made, by adjustment in the applicable Reference Price thereof: (i) unless the consideration per share (determined pursuant to Subsection 4.1(e)) for an Additional Share of Economic Interest issued or deemed to be issued by the Company is less than the applicable Reference Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or (ii) if prior to such issuance, the Company receives written notice from the Holder agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Economic Interest.

                  (c) Issue of Securities Deemed Issue of Additional Shares of Membership Interests or Economic Interests. If the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Membership Interests or Economic Interests (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Economic Interest issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Economic Interest shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4.1(e) hereof) of such Additional Shares of Economic Interest would be less than the applicable Reference Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Economic Interest are deemed to be issued:

                  (i) No further adjustment in the Reference Price shall be made upon the subsequent issue of shares of Membership Interests or Economic Interests upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                  (ii) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, upon the exercise, conversion or exchange thereof, the Reference Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase becoming effective, be recomputed to reflect such increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                  (iii) Upon the expiration or termination of any unexercised Option, the Reference Price shall not be-readjusted, but the Additional Shares of Economic Interest deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Reference Price;

                  (iv) In the event of any change in the number of shares of Membership Interests or Economic Interests issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Reference Price then in effect shall forthwith be readjusted to such Reference Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

                  (v) No readjustment pursuant to clause (ii) or (iv) above shall have the effect of increasing the Reference Price to an amount which exceeds the lower of (A) the Reference Price on the original adjustment date, or
(B) the Reference Price that would have resulted from any issuances of Additional Shares of Economic Interest between the original adjustment date and such readjustment date.

                  (d) Adjustment of Reference Price Upon Issuance of Additional Shares of Economic Interest. In the event the Company shall at any time after the Original Issue Date issue Additional Shares of Economic Interest (including Additional Shares of Economic Interest deemed to be issued pursuant to Subsection

4.1(c), but excluding shares issued as a dividend or distribution as provided in Subsection 4.2 or Section 6 or upon a stock split or combination as provided in
Section 5), without consideration or for a consideration per share less than the applicable Reference Price in effect on the date of and immediately prior to such issue, then and in such event, such Reference Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Reference Price by a fraction, (i) the numerator of which shall be (A) the number of shares of Membership Interests and Economic Interests outstanding immediately prior to such issue plus (B) the number of shares of Membership Interests and Economic Interests which the aggregate consideration received or to be received by the Company for the total number of Additional Shares of Economic Interest so issued would purchase at such Reference Price; and (ii) the denominator of which shall be the number of shares of Membership Interests and Economic Interests outstanding immediately prior to such issue plus the number of such Additional Shares of Economic Interest so issued; provided that, (x) for the purpose of this Subsection 4.1(d), all shares of Membership Interests or Economic Interests issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, (other than shares excluded from the definition of "Additional Shares of Economic Interest" by virtue of clauses
(C) or (D) of Subsection 4.1 (a)(iv), and (ii) the number of shares of Membership Interests or Economic Interests deemed issuable upon conversion of such outstanding Options and Convertible Securities shall not give effect to any adjustments to the Reference Price or conversion rate of such Options or Convertible Securities resulting from the issuance of Additional Shares of Economic Interest that is the subject of this calculation.

         Notwithstanding the foregoing, the applicable Reference Price shall not be so reduced at such time if the amount of such reduction would be an amount less than $.05, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.05 or more.

                  (e) Determination of Consideration. For purposes of this
Section 4.1, the consideration received by the Company for the issue of any Additional Shares of Economic Interest shall be computed as follows:

                  (i)      Cash and Property: Such consideration shall:

                           (A) insofar as it consists of cash, be computed at the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

                           (B) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by a Majority of the Members; and

                           (C) in the event Additional Shares of Economic Interest are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses
                                    (A) and (B) above, as determined in good faith by a Majority of the Members.

                  (ii) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Economic Interest deemed to have been issued pursuant to Subsection 4.1(c), relating to Options and Convertible Securities, shall be determined by dividing

                           (A) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                           (B) the maximum number of shares of Membership Interests or Economic Interests (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

         4.2 Adjustment for Distributions of Equity Interests. Property or Reclassification. In case at any time or from time to time, the holders of Economic Interests in the Company shall have received, or (on or after the record date fixed for the determination of Members eligible to receive) shall have become entitled to receive, without payment therefor,

                  (a) other or additional securities or property (other than cash) by way of distribution, or

                  (b) any cash, not including compensation paid to a member for services rendered pursuant to an agreement duly approved by the Company and not in violation of its Operating Agreement, or

                  (c) other or additional securities or property (including cash) by way of spin-off, split- up, reclassification, recapitalization, combination of interests or other similar rearrangement, then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of Economic Interests and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 4.2) which such holder would hold on the date of such exercise if on the date hereof it had been the holder of record of the number of Shares called for on the face of this Warrant, giving effect to all adjustments called for during such period by Sections 4.1, 4.2, 5 and 6, and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such Shares and all such other or additional other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 4.2) receivable by it as aforesaid during such period.

         5.  Adjustment for Reorganization, Consolidation, or Merger.

         5.1 In case the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company within one year from the date of such transfer, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Shares issuable on such exercise immediately before such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto.

         5.2 In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, before such dissolution, shall at its expense deliver or cause to be delivered to the Holder the securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this Section 5.

         5.3 Upon any reorganization, consolidation, or merger referred to in this Section 5, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 7.

         6.  Extraordinary Events Regarding Membership Interests.

         6.1 In the event that the Company shall (i) issue additional shares of Membership Interest as a distribution on outstanding Membership Interests, (ii) subdivide its outstanding shares of Membership Interest, or (iii) combine its outstanding shares of Membership Interest into a smaller number of shares of Membership Interest, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, (a) the numerator of which shall be the number of shares of Membership Interest outstanding immediately before such event, and (b) the denominator of which shall be the number of shares of Membership Interest outstanding immediately after such event and the product so obtaining shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 6.

         6.2 The holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive that number of shares of Membership Interest determined by multiplying the number of shares of Membership Interest which would otherwise be issuable on such exercise (but for the provisions of this Section 6) by a fraction of which (a) the numerator is the initial purchase price per share for each Warrant and (b) the denominator is the Exercise Price per share in effect on the date of such exercise, as determined pursuant to Section 6.1.

         7.  No Impairment.

         The Company will not, by amendment of its Certificate of Organization or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not a surviving person), unless such other person shall assume and agree to be bound by all the terms of the Warrants.

         8.  Notices of Record Date, etc.

         In the event of:

                  (a) any taking by the Company of a record of the holders of Economic Interests for the purpose of determining the holders thereof who are entitled to receive (i) any distribution, or (ii) any right to subscribe for, purchase or otherwise acquire any Economic Interest, or (iii) to receive any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the Economic Interests of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such distribution or right, and stating the amount and character of such distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Economic Interests in the Company shall be entitled to exchange their interest in the Company for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least twenty (20) days before the date specified in such notice on which any such action is to be taken.

         9. Certain Registration Rights. The holder will have the following registration rights:

         9.1      Piggy-Back Registration Rights.

                  (a) In case of any proposed registration by the Company under the Act of any Economic Interest or Membership Interest of the Company, the Holder shall have the right to participate in such registration and, if any, public offering as to the Shares, or any part thereof, issued on the exercise of this Warrant as hereinafter provided. Such registration is hereinafter referred to as a "Piggyback Registration". Nothing herein shall give the Holder hereof any right to force the Company or any other person or entity to make any registration or public offering, except to the extent provided in Section 9.2.

                  (b) Procedures. The Company will give the Holder at least twenty (20) days prior written notice of any proposed registration of Economic Interests under the Act for any reason. If requested by the Holder in writing within twenty (20) days after receipt of any such notice, the Company will use its best efforts to register all or part of the Holder's Shares (as may be specified in such request) under the Act concurrently with the registration of other Economic Interests and from time to time, if possible, amend or supplement the registration statement and prospectus used in connection therewith if and to the extent necessary in order to comply with the Act for a period of up to one hundred twenty (120) days after the initial effective date of such registration; provided, however, that in the event of an offering by members in conjunction with a primary offering of Economic Interests by or through an underwriter or an underwriting syndicate, where the underwriter or managing underwriter imposes a limitation on the aggregate number of Economic Interests offered because, in its independent judgment, such limitation is desirable to effect an orderly public distribution consistent with the capital needs of the Company, no reduction shall be made in the amount of Economic Interests to be offered by the Company and the full amount of the reduction shall be with respect to the amount of Economic Interests included in the secondary portion of the offering with the number of Economic Interests offered by each selling member reduced pro rata.

         9.2      Demand Registration Rights.

                  (a) Right to Demand by Holders. Holders holding Warrants for at least 50% of the Shares issuable upon the exercise hereof, or any Shares issued upon such exercise (in the alternative, the "Equity Securities") may, upon written request to the Company, demand registration with the SEC under and in accordance with the provisions of the Act of all or part of its Shares (a "Demand Registration"). Within 10 days after receipt of such a request, the Company will serve written notice (the "Notice") of such registration request to all other Holders and the Company will include in such registration shares of such other Holders with respect to which the Company has received written request for inclusion therein within 30 business days after the date of sending of the Notice. All requests made pursuant to this Section 9.2 will specify the aggregate number of shares to be registered and will also specify the intended methods of disposition thereof.

                  (b) Reduction of Shares in Demand Registration. If the managing underwriter or underwriters advise the Holders in writing that in its or their opinion, the number or kind of securities proposed to be sold in such Demand Registration will affect the success of such offering in a materially adverse manner, the Company will include in such registration the number of shares, if any, which, in the opinion of such underwriter or underwriters can be sold. The number of shares to be included in such registration for each requesting Holder shall then be reduced pro rata to such number.

                  (c) Number of Demand Registrations. The Holders shall be entitled to one Demand Registration; provided that if the underwriters shall have reduced the number of shares that are requested to be registered by 25% or more in the first Demand Registration, and if such registration is the initial public offering of the Issuer's securities, the Holders will thereafter be entitled to one more Demand Registration.

                  (d) Selection of Underwriters. The person initiating such Demand Registration will select a managing underwriter or underwriters of recognized national standing to administer the offering, who shall be reasonably satisfactory to the Company, and the Company shall have the option to select a co-managing underwriter, who shall be reasonably satisfactory to the person initiating such registration, and counsel to the underwriters, who shall be reasonably satisfactory to both the managing underwriters and the person initiating such registration.

                  (e)      Restrictions on Public Sale.

                  (i) Public Sale by Holders of Shares. Each Holder, if requested by the managing underwriter or underwriters for any underwritten Piggyback Registration or Demand Registration in which such Holder is not participating, agrees not to effect any public sale or distribution of any Economic Interest, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Act, during a period (the "Holdback Period") of the five business days before, and the 90-day period (or such shorter time as may be agreed to) beginning on, the effective date of such actual or attempted Piggyback Registration or Demand Registration (except as part of such actual or attempted Piggyback Registration or Demand Registration) or such earlier time as all the Economic Interests included in such registration statement have been disposed of pursuant thereto; provided that there shall not be more than one Holdback Period in any 6-month period.

                  (ii) Public Sale by the Company and Others. If requested by the managing underwriter or underwriters for any underwritten Piggyback Registration or Demand Registration, the Company will (A) not effect any public sale or distribution of its Economic Interests for its own account (or securities convertible into or exchangeable or exercisable for Economic Interests) during the 10 business days prior to, and during the 90-day period beginning on, the effective date of such Piggyback Registration or Demand Registration (except as part of such registration or pursuant to registrations on Forms S-4, S-8, or any successor form to such forms) and with respect to any Demand Registration the Company will not effect any such sale or distribution during the period commencing on the date of filing such Demand Registration and ending on the sixtieth day following the effective date of such Demand Registration, and (B) use reasonable efforts to cause each other holder of Economic Interests (or securities convertible into or exchangeable or exercisable for Economic Interests) purchased from the Company at any time after the Closing (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period (except as part of such Piggyback Registration or Demand Registration, if otherwise permitted).

         9.3 Registration Expenses. All of the costs and expenses of each Registration hereunder will be borne by the Company, including the fees and expenses of the counsel and accountants for the Company (including the expenses of any "cold comfort" letters required by or incident to such performance), the fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the By-laws of the National Association of Securities Dealers, Inc. and all other costs and expenses of the Company incident to the preparation, printing and filing under the Act of the Registration Statement (and all amendments and supplements thereto) and furnishing copies thereof and of any preliminary prospectus and the prospectus included therein, and the costs and expenses incurred by the Company in connection with the qualification of the Economic Interest under the state securities or "blue sky" laws of various jurisdictions; provided that the Company shall not bear costs and expenses of any Holders comprising underwriters commissions or discounts, brokerage fees, transfer taxes, or the fees and expenses of any counsel (including counsel for the underwriters), accountants or other representatives retained by any Holder; and, provided further that the Company shall not be required to purchase insurance in lieu of indemnification.

         9.4      Indemnification.

                  (a) In the event of any such registration pursuant to this
Section 9, to the extent permitted by law, the Company will indemnify the Holders who participate in any such registration (the "Participating Holders"), each person, if any, who controls a Participating Holder within the meaning of the Act, each underwriter and each person, if any, who controls any such underwriter, within the meaning of the Act, against all losses, claims, damages, liabilities and expenses (under the Act, at common law or otherwise) resulting from any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or resulting from any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses result from any untrue statement or omission or alleged untrue statement or alleged omission contained in information furnished in writing to the Company by the Participating Holders or such underwriter expressly for the use therein.

                  (b) The Participating Holders will furnish to the Company in writing such information as shall be reasonably requested by the Company or its underwriters for use in any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors, each officer signing such registration statement, each person, if any, who controls the Company within the meaning of the Act, and each person, if any, who controls any such underwriter, within the meaning of the Act, against all losses, claims, damages, liabilities and expenses resulting solely from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus and necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission or alleged untrue statement or alleged omission is contained or omitted in information so furnished in writing by the Participating Holders expressly for use therein.

         9.5 Overall Limitations. Notwithstanding any of the foregoing provisions of this Section 9:

                  (a) The Company shall not be required to register any Economic Interest under the Act if in the opinion of a counsel for the Company, such registration is not necessary in the circumstances. In rendering such opinion, such counsel may rely on a "no-action" letter from the Securities and Exchange Commission;

                  (b) In the case of any registration of any Economic Interest pursuant to Section 9 hereof the Company may delay the preparation and filing of any registration statement, amendment or supplement thereto during any period until the financial statements required for inclusion therein have been prepared in the ordinary course of business and, if deemed necessary or desirable by the Company, examined by independent public accountants; and

                  (c) The Company shall not be required to register any Economic Interest or any other securities unless the Company and its counsel obtain reasonable assurances that such registration or any resulting offering will not jeopardize the treatment of the Company as a partnership under the Internal Revenue Code. If an IRS ruling would be reasonably required (as it would be on the date hereof), the Holder or Holders demanding registration shall pay all reasonable expenses for obtaining such ruling, including but not limited to the reasonable fees and expenses of tax counsel to the Company. The Company shall not be required to take any unreasonable steps in order to qualify for such a ruling, it being agreed that limiting the total number of holders of Economic Interests to 100 or fewer shall not be considered unreasonable.

         10.      Exchange of Warrants.

         On surrender for exchange of any Warrant properly endorsed to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of Shares called for on the face or faces of the Warrant or Warrants so surrendered; provided, however, so long as the Shares remain unregistered under the Act, the Company shall not be obligated to issue any new Warrant or Warrants pursuant to this Section 10 in the name of any person other than the person to whom originally issued unless and until such other person has furnished to the Company representations satisfactory to the Company that such person is acquiring the Warrant or Warrants for investment purposes in compliance with applicable securities laws.

         11.      Replacement of Warrants.

         On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement and security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver in lieu thereof, a new Warrant of like tenor. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange, transfer or replacement.

         12.      Restrictions on Transfer.

         No part of this Warrant or the Shares issuable on the exercise of this Warrant (collectively, the "Securities") may be sold, offered for sale or otherwise disposed of for value unless:

                  (a) a registration statement under the Act is in effect with respect thereto or the requirements of Regulation A under the Act have been met, but nothing herein shall be construed to require the Company to file any such registration statement or comply with any such requirements; or

                  (b) an opinion of counsel for the Company, in form and substance reasonably satisfactory to the Company, has been delivered to the effect that: (i) such offer or sale is pursuant to an exempt transaction under the Act or registration thereunder; or (ii) compliance with Regulation A is not required in connection with such offer or sale; or

                  (c) the Securities and Exchange Commission (the "SEC") or the staff thereof has indicated in writing to the Company, or to such holder and with knowledge of such writing by the Company, that "no-action" would be recommended if the proposed offer or sale were to be made without the filing of a registration statement or compliance with the requirements of Regulation A.

         The holder acknowledges and agrees that (i) the circumstances pursuant to which a "no- action" letter will be issued by the SEC or pursuant to which counsel may give an opinion may be limited, (ii) the Securities are not presently traded in any recognized securities market or in any over-the-counter market, (iii) the exemption from registration provided by Rule 144 under the Act may not be available to the holder, particularly if the holder is deemed to be an "affiliate" of the Company for purposes of Rule 144, in instances where certain reports (which the Company is not presently obligated to file and which the Company is not obligating itself to file hereby) pursuant to the Securities Exchange Act of 1934, as amended, have not been filed, and (iv) even if the exemption provided under Rule 144 is available to the holder, such exemption may be limited with regard to such matters, among others, as the amount of Securities which may be disposed of and the manner of disposition thereof.

         13.  Put and Call Options; Right of First Refusal

         13.1 Put Option. The Company hereby grants to the holder a right to sell back to the Company the Equity Securities at the Put Price (as defined below), at any time after the earlier of (i) three (3) years from the date this Warrant is initially issued, or (ii) upon any reorganization, acquisition, consolidation or merger of the Company, if the Company is not the surviving or controlling entity, or a sale of all or substantially all of its assets, or
(iii) in the event of an initial public offering of Company's Economic Interests which meets the requirements set out in Section 1.2 hereof. The Company shall give the holder at least thirty (30) days' prior written notice of any event specified in (ii) or (iii) above, and shall purchase the Equity Securities for cash, at the Put Price, no later than the later to occur of (x) the event which triggers the right, or (y) fifteen (15) days after receipt of a written notice from the holder that it is exercising its rights hereunder. Notwithstanding the foregoing, the holder shall have no rights hereunder if the exercise thereof would create an event of default under the Construction Loan Agreement.

         For the purposes hereof, the "Put Price" shall mean the fair market value (determined as provided below).

         Fair market value shall be as agreed to by the Company and the holder exercising its rights hereunder; if they are unable to agree to such value or to an independent appraiser to determine such value within thirty (30) days of submission, such value shall be determined by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, to be conducted in Portland, Maine. Arbitration shall be before a single arbitrator if the parties can agree on such an arbitrator within five (5) business days of submission. If the parties cannot so agree within such period, then each party shall choose a single arbitrator, and the two arbitrators thus chosen shall choose the third arbitrator. If the first two arbitrators cannot agree on the third arbitrator within ten (10) business days of submission, such arbitrator shall be chosen by the American Arbitration Association. The value determined by the arbitrators shall be binding on the parties.

         13.2 Call Option. The Company will have the option to purchase this Warrant at any time before the Warrant is exercised, at the Put Price, to be paid in cash within fifteen (15) days of notice from the Company to the Holder of the Company's exercise of its rights hereunder. Such option must be exercised as to the entire Warrant, and may not be exercised in part.

         13.3 Right of First Refusal. If the Holder intends to transfer this Warrant or any rights therein to any person other than the Company, it shall give 30 days' written notice (hereafter sometimes the "Section 13.3 notice") to the Company of its intention so to transfer. In addition to stating the fact of the intention to transfer, the notice shall state (i) the name, business and residence address of the proposed transferee, (ii) whether or not the transfer is for a valuable consideration, and, if so, the amount of the consideration and the other terms of the sale.

         Within 30 days of the Company's receipt of the Section 13.3 notice, the Company may exercise an option to purchase this Warrant or the rights therein proposed to be transferred for the price and upon the other terms stated in the notice. The Company must exercise its option to purchase everything proposed to be transferred or forfeit its option.

         14.  Remedies.

         The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         15.  No Rights or Liabilities as Member.

         This Warrant shall not entitle any holder hereof to any of the rights of a Member of the Company. No provision hereof in the absence of affirmative action by the holder hereof to purchase Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability on the part of such holder for the Exercise Price or as Member of the Company, whether such liability shall be asserted by the Company or by creditors of the Company.

         16.  Notices.

         All notices and other communications from the Company to the holder of this Warrant shall be deemed to have been duly given when delivered or mailed by first class registered or certified mail, return receipt requested, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

         17.  Survival.

         The provisions of Sections 4 through 9, 13 and 14 of this Warrant shall survive exercise of this Warrant and shall remain in full force and effect as applied to the Shares of Membership Interest issued on exercise hereof. It is the intent of the foregoing that the registration, put, antidilution, and other rights in such sections be applicable to such Shares.

         18.  Miscellaneous.

         This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         IN WITNESS WHEREOF, FiveCom LLC has caused this Warrant to be signed and delivered by its duly authorized officer under the corporate seal, attested to by its duly authorized officer, and to be dated October 7, 1997.


                                      FIVECOM LLC
                                      By FIVECOM, INC., its Manager



                                      By: /s/ Victor Colantonio
                                              ----------------------------
                                              Victor Colantonio, President